Exhibit 21.1

ARES INDUSTRIAL REAL ESTATE INCOME TRUST INC.

SUBSIDIARY LIST AS OF March 31, 2024

NAME	JURISDICTION
AIREIT 101 Corporate IC LLC	Delaware
AIREIT 1201 Logistics Way LLC	Delaware
AIREIT 2024 P1 LLC	Delaware
AIREIT 4 Studebaker CC GP LLC	Delaware
AIREIT 4 Studebaker CC LP	Delaware
AIREIT Acquisitions LLC	Delaware
AIREIT Bayport 146 DC GP LLC	Delaware
AIREIT Bayport 146 DC LP	Delaware
AIREIT Big Eddy CC LLC	Delaware
AIREIT Bolingbrook LC I LLC	Delaware
AIREIT Bolingbrook LC II LLC	Delaware
AIREIT Brittmoore IC GP LLC	Delaware
AIREIT Brittmoore IC LP	Delaware
AIREIT Chicago Industrial Center LLC	Delaware
AIREIT Commonwealth Logistics Center LLC	Delaware
AIREIT County Line Corporate Park LLC	Delaware
AIREIT Crossroads DC I LLC	Delaware
AIREIT Crossroads DC II LLC	Delaware
AIREIT Debt Investment Holdco LLC	Delaware
AIREIT Debt Securities Holdco LLC	Delaware
AIREIT Elgin DC LLC	Delaware
AIREIT Elgin Industrial Center LLC	Delaware
AIREIT Enterprise IC LLC	Delaware
AIREIT Executive Airport DC LLC	Delaware
AIREIT Fort Worth DC GP LLC	Delaware
AIREIT Fort Worth DC LP	Delaware
AIREIT Garland DC GP LLC	Delaware
AIREIT Garland DC LP	Delaware
AIREIT Gerwig DC LLC	Delaware
AIREIT Grand Central West LLC	Delaware
AIREIT Hoagland DC LLC	Delaware
AIREIT I-465 East LC LLC	Delaware
AIREIT I-80 Logistics Center LLC	Delaware
AIREIT Industry CC GP LLC	Delaware
AIREIT Industry CC LP	Delaware
AIREIT Innovation Corporate Park LLC	Delaware
AIREIT JFK Logistics Center LLC	Delaware
AIREIT Lender LLC	Delaware
AIREIT LOC Lender LLC	Delaware

Exhibit 21.1

NAME	JURISDICTION
AIREIT Medley 104 IC LLC	Delaware
AIREIT Operating Partnership LP	Delaware
AIREIT Park 429 LC LLC	Delaware
AIREIT Plainfield DC I LLC	Delaware
AIREIT Plainfield DC II LLC	Delaware
AIREIT Portfolio I DST Holder LLC	Delaware
AIREIT Portfolio II DST Holder LLC	Delaware
AIREIT Portfolio Real Estate Holdco LLC	Delaware
AIREIT Property Management LLC	Delaware
AIREIT Real Estate Holdco LLC	Delaware
AIREIT Robbinsville DC I Urban Renewal LLC	Delaware
AIREIT Robbinsville DC II Urban Renewal LLC	Delaware
AIREIT Runway DC GP LLC	Delaware
AIREIT Runway DC LP	Delaware
AIREIT Services LLC	Delaware
AIREIT Skyline DC GP LLC	Delaware
AIREIT Skyline DC LP	Delaware
AIREIT Stateline DC LLC	Delaware
AIREIT Tampa CC LLC	Delaware
AIREIT Tradeport LC LLC	Delaware
AIREIT TRS Corp.	Delaware
AIREIT TRS Holdco I LLC	Delaware
AIREIT TRS Holdco LLC	Delaware
AIREIT Value Add Mezzanine LLC	Delaware
AIREX 1031 Lender LLC	Delaware
AIREX 1031 Lender Portfolio IV LLC	Delaware
AIREX 1031 Lender Portfolio V LLC	Delaware
AIREX 1031 Lender Portfolio VI LLC	Delaware
AIREX 1031 Lender Portfolio 7 LLC	Delaware
AIREX 1031 Lender Portfolio 8 LLC	Delaware
AIREX Advisor LLC	Delaware
AIREX Manager LLC	Delaware
AIREX Master Tenant LLC	Delaware
AIREX Portfolio IV DST	Delaware
AIREX Portfolio IV Manager LLC	Delaware
AIREX Portfolio IV Master Tenant LLC	Delaware
AIREX Portfolio IV TRS LLC	Delaware
AIREX Portfolio V DST	Delaware
AIREX Portfolio V Manager LLC	Delaware
AIREX Portfolio V Master Tenant LLC	Delaware
AIREX Portfolio V TRS LLC	Delaware
AIREX Portfolio VI DST	Delaware

Exhibit 21.1

NAME	JURISDICTION
AIREX Portfolio VI Manager LLC	Delaware
AIREX Portfolio VI Master Tenant LLC	Delaware
AIREX Portfolio VI TRS LLC	Delaware
AIREX Portfolio 7 DST	Delaware
AIREX Portfolio 7 Manager LLC	Delaware
AIREX Portfolio 7 Master Tenant LLC	Delaware
AIREX Portfolio 7 TRS LLC	Delaware
AIREX Portfolio 8 DST	Delaware
AIREX Portfolio 8 Manager LLC	Delaware
AIREX Portfolio 8 Master Tenant LLC	Delaware
AIREX Portfolio 8 TRS LLC	Delaware
Ares Industrial Real Estate Exchange LLC	Delaware
AREX 1031 Lender LLC	Delaware
BC Industrial Exchange Portfolio I DST	Delaware
BC Industrial Exchange Portfolio I Manager LLC	Delaware
BC Industrial Exchange Portfolio I Master Tenant LLC	Delaware
BC Industrial Exchange Portfolio I TRS LLC	Delaware
BC Industrial Exchange Portfolio II DST	Delaware
BC Industrial Exchange Portfolio II Manager LLC	Delaware
BC Industrial Exchange Portfolio II Master Tenant LLC	Delaware
BC Industrial Exchange Portfolio II TRS LLC	Delaware
BC Industrial Exchange Portfolio III DST	Delaware
BC Industrial Exchange Portfolio III Manager LLC	Delaware
BC Industrial Exchange Portfolio III Master Tenant LLC	Delaware
BC Industrial Exchange Portfolio III TRS LLC	Delaware
BCI IV 1 Stanley Drive Holdco I LLC	Delaware
BCI IV 1 Stanley Drive Holdco II LLC	Delaware
BCI IV 1 Stanley Drive Holdco LLC	Delaware
BCI IV 1 Stanley Drive LLC	Delaware
BCI IV 395 DC LLC	Delaware
BCI IV 485 DC LLC	Delaware
BCI IV 7A DC II LLC	Delaware
BCI IV 7A DC LLC	Delaware
BCI IV Air Commerce Center LLC	Delaware
BCI IV Airpark International Logistics Center LLC	Delaware
BCI IV Airport IC GP LLC	Delaware
BCI IV Airport IC LP	Delaware
BCI IV Arrow Route DC LLC	Delaware
BCI IV Auburn 167 IC LLC	Delaware
BCI IV Aurora Corporate Center LLC	Delaware
BCI IV Avenue B Industrial Center LLC	Delaware
BCI IV Bishops Gate DC LLC	Delaware

Exhibit 21.1

NAME	JURISDICTION
BCI IV BR LLC	Delaware
BCI IV Brodhead DC Holdco I LLC	Delaware
BCI IV Brodhead DC Holdco II LLC	Delaware
BCI IV Brodhead DC Holdco LLC	Delaware
BCI IV Brodhead DC LLC	Delaware
BCI IV BTC II Tranche B GP LLC	Delaware
BCI IV BTC II Tranche B LP LLC	Delaware
BCI IV California Business Center LLC	Delaware
BCI IV Cameron BC LLC	Delaware
BCI IV Carlstadt IC LLC	Delaware
BCI IV Chicago IC LLC	Delaware
BCI IV Colony Crossing GP LLC	Delaware
BCI IV Colony Crossing LP	Delaware
BCI IV Commerce Farms Logistics Center LLC	Delaware
BCI IV Connection Park GP LLC	Delaware
BCI IV Connection Park LP	Delaware
BCI IV Demarest DC LLC	Delaware
BCI IV Drew Court CC Holdco I LLC	Delaware
BCI IV Drew Court CC Holdco II LLC	Delaware
BCI IV Drew Court CC Holdco LLC	Delaware
BCI IV Drew Court CC LLC	Delaware
BCI IV Edison DC LLC	Delaware
BCI IV Etiwanda DC GP LLC	Delaware
BCI IV Etiwanda DC LP	Delaware
BCI IV Executive Airport DC II Holdco LLC	Delaware
BCI IV Executive Airport DC II LLC	Delaware
BCI IV Executive Airport DC III LLC	Delaware
BCI IV Fontana DC GP LLC	Delaware
BCI IV Fontana DC LP	Delaware
BCI IV Gilbert Commerce Park LLC	Delaware
BCI IV Gothard IC GP LLC	Delaware
BCI IV Gothard IC LP	Delaware
BCI IV Greater Boston IC I LLC	Delaware
BCI IV Greater Boston IC II LLC	Delaware
BCI IV Hainesport CC LLC	Delaware
BCI IV Hainesport CC Master Tenant LLC	Delaware
BCI IV Harvill Business Center GP LLC	Delaware
BCI IV Harvill Business Center LP	Delaware
BCI IV Harvill Industrial Center GP LLC	Delaware
BCI IV Harvill Industrial Center LP	Delaware
BCI IV Hayward Logistics Center LLC	Delaware
BCI IV Hebron LC LLC	Delaware

Exhibit 21.1

NAME	JURISDICTION
BCI IV I-24 IC LLC	Delaware
BCI IV I-80 DC LLC	Delaware
BCI IV Iron Run DC LLC	Delaware
BCI IV Kent IP LLC	Delaware
BCI IV King of Prussia Industrial Center LLC	Delaware
BCI IV Lanham DC LLC	Delaware
BCI IV LaPorte DC GP LLC	Delaware
BCI IV LaPorte DC LP	Delaware
BCI IV LC 33 Holdco 1 LLC	Delaware
BCI IV LC 33 Holdco 2 LLC	Delaware
BCI IV LC 33 Holdco LLC	Delaware
BCI IV Lakewood Logistics Center I LLC	Delaware
BCI IV Lakewood Logistics Center III LLC	Delaware
BCI IV Lakewood Logistics Center IV LLC	Delaware
BCI IV Lakewood Logistics Center V LLC	Delaware
BCI IV Legacy Logistics Center LLC	Delaware
BCI IV Lima DC LLC	Delaware
BCI IV Lodi DC LLC	Delaware
BCI IV Logistics Center at 33 LLC	Delaware
BCI IV Madison DC LLC	Delaware
BCI IV Marigold DC GP LLC	Delaware
BCI IV Marigold DC LP	Delaware
BCI IV Mechanicsburg DC Holdco I LLC	Delaware
BCI IV Mechanicsburg DC Holdco II LLC	Delaware
BCI IV Mechanicsburg DC Holdco LLC	Delaware
BCI IV Mechanicsburg DC LLC	Delaware
BCI IV Midway IC LLC	Delaware
BCI IV Miraloma IC GP LLC	Delaware
BCI IV Miraloma IC LP	Delaware
BCI IV Monte Vista IC GP LLC	Delaware
BCI IV Monte Vista IC LP	Delaware
BCI IV Monument BP GP LLC	Delaware
BCI IV Monument BP LP	Delaware
BCI IV Nelson Industrial Center GP LLC	Delaware
BCI IV Nelson Industrial Center LP	Delaware
BCI IV North County Commerce Center GP LLC	Delaware
BCI IV North County Commerce Center LP	Delaware
BCI IV Northgate DC Holdco LLC	Delaware
BCI IV Northgate DC LLC	Delaware
BCI IV Northlake Logistics Crossings GP LLC	Delaware
BCI IV Northlake Logistics Crossings LP	Delaware
BCI IV Ontario DC GP LLC	Delaware

Exhibit 21.1

NAME	JURISDICTION
BCI IV Ontario DC LP	Delaware
BCI IV Ontario IC GP LLC	Delaware
BCI IV Ontario IC LP	Delaware
BCI IV Otay Logistics Center LLC	Delaware
BCI IV Palm Beach CC LLC	Delaware
BCI IV Park 100 DC LLC	Delaware
BCI IV Peachtree DC LLC	Delaware
BCI IV Pennsy Logistics Center LLC	Delaware
BCI IV Performance DC GP LLC	Delaware
BCI IV Performance DC LP	Delaware
BCI IV Pescadero DC GP LLC	Delaware
BCI IV Pescadero DC LP	Delaware
BCI IV Pioneer DC LLC	Delaware
BCI IV Pioneer Parking Lot DC LLC	Delaware
BCI IV Pompano IC LLC	Delaware
BCI IV Port 146 DC GP LLC	Delaware
BCI IV Port 146 DC LP	Delaware
BCI IV Princess Logistics Center LLC	Delaware
BCI IV Quakerbridge DC LLC	Delaware
BCI IV Rancho Cucamonga BC GP LLC	Delaware
BCI IV Rancho Cucamonga BC LP	Delaware
BCI IV Renton DC LLC	Delaware
BCI IV Richmond Logistics Center LLC	Delaware
BCI IV Riggs Hill Industrial Center LLC	Delaware
BCI IV Robbinsville DC LLC	Delaware
BCI IV San Antonio Logistics Center LLC	Delaware
BCI IV Silicon Valley IC LLC	Delaware
BCI IV Southpark CC I LLC	Delaware
BCI IV Southpark CC II LLC	Delaware
BCI IV Stockton DC GP LLC	Delaware
BCI IV Stockton DC II GP LLC	Delaware
BCI IV Stockton DC II LP	Delaware
BCI IV Stockton DC LP	Delaware
BCI IV Stockton Industrial Center GP LLC	Delaware
BCI IV Stockton Industrial Center LP	Delaware
BCI IV Stonewood Logistics Center LLC	Delaware
BCI IV Stonewood Logistics LC Holdco 1 LLC	Delaware
BCI IV Stonewood Logistics LC Holdco 2 LLC	Delaware
BCI IV Stonewood Logistics LC Holdco LLC	Delaware
BCI IV Tacoma CC LLC	Delaware
BCI IV Tacoma Logistics Center LLC	Delaware
BCI IV Totowa CC LLC	Delaware

Exhibit 21.1

NAME	JURISDICTION
BCI IV Tracy DC GP LLC	Delaware
BCI IV Tracy DC II GP LLC	Delaware
BCI IV Tracy DC II LP	Delaware
BCI IV Tracy DC III LLC	Delaware
BCI IV Tracy DC LP LLC	Delaware
BCI IV Trade Zone IC LLC	Delaware
BCI IV Tuscany IC II GP LLC	Delaware
BCI IV Tuscany IC II LP	Delaware
BCI IV Upland DC LLC	Delaware
BCI IV Valencia IP GP LLC	Delaware
BCI IV Valencia IP LP	Delaware
BCI IV Valwood Crossroads DC GP LLC	Delaware
BCI IV Valwood Crossroads DC LP	Delaware
BCI IV Walker Mill IC LLC	Delaware
BCI IV Westlake IC LLC	Delaware
BCI IV Westlake LC 2 LLC	Delaware
BCI IV Weston BC LLC	Delaware
BCI IV Windward Ridge BC LLC	Delaware
BCI IV York DC Holdco I LLC	Delaware
BCI IV York DC Holdco II LLC	Delaware
BCI IV York DC Holdco LLC	Delaware
BCI IV York DC LLC	Delaware
BCIX 1031 Lender Portfolio I LLC	Delaware
BCIX 1031 Lender Portfolio II LLC	Delaware
BCIX 1031 Lender Portfolio III LLC	Delaware
BTC I REIT B LLC	Delaware
BTC II Holdco LLC	Delaware
Build-To-Core Industrial Partnership II Tranche B LP	Delaware
Hainesport Commerce Center Urban Renewal LLC	New Jersey
Industrial Property Advisors Sub III LLC	Delaware
IPT Avenel DC Urban Renewal LLC	Delaware
IPT BTC I GP LLC	Delaware
IPT BTC I LP LLC	Delaware
IPT BTC II GP LLC	Delaware
IPT BTC II LP LLC	Delaware
IPT Corona Commerce Center LLC	Delaware
IPT Enterprise Business Center LLC	Delaware
IPT Kingsbridge Business Center LLC	Delaware
IPT Menifee CC LLC	Delaware
IPT Newark Airport Logistics Center Urban Renewal LLC	Delaware
IPT Riverside Logistics Center I LLC	Delaware
IPT Riverside Logistics Center II LLC	Delaware

Exhibit 21.1

NAME	JURISDICTION
MPLD II REIT B	Texas